SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Reconciliation of the beginning and ending balance of the assets and liabilities measured at fair value on recurring basis (Details) - USD ($)	12 Months Ended
	Sep. 30, 2025	Sep. 30, 2024
Fair Value Disclosures
Beginning balance	$ 8,323,587	$ 13,943,019
Purchase (Redemption)	370,518	(4,800,000)
Change in fair value	(7,699,210)	(819,432)
Ending balance	994,895	$ 8,323,587
Transfer between level 1and level 2	0
Asset, transfer into (out of) of level 3	$ 0